                                                                   Exhibit 10.18


                                LEASE AGREEMENT
                                ---------------

         THIS LEASE AGREEMENT entered into this 19th day of July, 1991, by and between LLOYD HOBBS of Dallas, Texas, as LESSOR, and LEONARD MAY ENTERPRISES, INC., and LEONARD and CATHERINE MAY, of Corpus Christi, Texas as LESSEES,

                             W-I-T-N-E-S-S-E-T-H:


         THAT for and in consideration of the covenants herein contained and the rent hereby reserved, the Lessor has hereby let and rented to Lessees, and the Lessees have hired and taken from the Lessor, the following described property, consisting of one, 100-bed nursing home, commonly known as Line Oak Nursing Center of George West, Texas, located on the premises in George West, Texas, more particularly described in Exhibit "A" attached hereto, including all furniture, fixtures and equipment located therein, more particularly described in Exhibit "A" attached hereto, including all furniture, fixtures and equipment located therein, more particularly described in Exhibit "B" attached hereto, to have and to hold the same for the period of years and upon the terms and conditions hereinafter stated:

         1. The term of this Lease shall be for the period of fifteen (15) years, commencing February 15, 1993 and ending February 14, 2007.

         2. The rental shall be as follows: When the 100-bed home is completed, furnished and ready for occupancy, the rental will be 29,164.85 , per month, representing one and one-eighth percent (1-1/8%) per month of the total cost to Lessor, including construction, land, furnishings, all expenses incurred during construction, including legal fees, taxes and insurance, interim interest, travel and etc., incurred before commencement of the Lease.

         The monthly rental will be paid to Lloyd Hobbs at P. O. Box 126, Fort Smith, Arkansas 72902, or to such other place as may be directed in writing, payable monthly in advance for the term of the Lease.

         3. Lessees agree to pay all taxes, general or special, assessed against the land, buildings and personal property. An escrow for taxes is required; therefore, an escrow payment of One Thousand Dollars ($1,000.00) per month will be deposited with the Lessor for payment of taxes. This escrow payment will be adjusted annually, to cover the taxes as levied against the real and personal property by all taxing authorities, using the previous year as a guide.

         4. The Lessees shall be responsible for and pay for, fire and extended coverage on the building and contents in such amount as shall be reasonably requested by Lessor, being at least, replacement value. The insurance policy shall designate Lessor as a named insured and loss payee. If Lessees fail or neglect to provide this insurance as required, Lessor may obtain same and add the premium cost to the next lease payment due.

         5. In the event of partial destruction of the building and contents (that is, destruction of less than half, in value of the building and contents) by fire or other casualty, then the Lessees shall be entitled to the insurance proceeds and shall be obligated to restore the premises, including furniture, furnishings, fixtures and equipment, to at least as good condition as it was, prior to the destruction. Any insurance proceeds, in the event of loss, will be escrowed with Owner of the building. Owner will pay bills incurred, from insurance proceeds, to repair damages as presented by repair contractors. If repairs cost more than insurance proceeds, Lessee will be obligated to pay the difference from Lessee's own funds. If destruction is 50% or more, of value, Lessor shall be entitled to the insurance proceeds and shall at his option, restore the premises as above provided or cancel the Lease. In the event of destruction of 50% or more of value Lessor shall advise Lessees, within sixty
(60) days following the destruction, of his election in this regard.

         6. In the event of a taking of all or of part of the land and buildings as a result of eminent domain, condemnation or other governmental taking, the consideration paid therefor shall be paid to the Lessor, and from the date of payment of such consideration, the rental amount shall abate and be reduced in proportion to the relation of the amount of the consideration to $2,000,000.00 in value.

         7. Lessees shall, as long as this Lease remains in effect, procure and keep in effect, general public liability insurance against claims for bodily injury or death occurring upon, in or about the demised premises and on, in or about the adjoining streets and passageways, with limits of not less than $3,000,000.00, any one person or incident. Lessee shall also provide for mal-practice insurance. Lessor shall be a named insured on all policies.

         8. Lessees agree that they will at all times, during the term of this Lease or any extension thereof, indemnify, protect, defend and save harmless, the Lessor, against any and all claims, costs, charges, liabilities, or expenses arising from damage or injury, actual or claimed, of whatever kind or character, to property or persons occurring in or about the demised premises, streets, sidewalks, passageways, parking lots, and alleys adjacent thereto, and agree to resist or defend such action or proceedings, and cause the same to be defended at their expense.

         9. The premises shall be used as a licensed nursing home and for no other purpose, without the written consent of Lessor. Lessees agree to maintain the entire premises, including buildings, drives, parking area, furniture, furnishings, fixtures, equipment and decoration in good and tenantable repair and condition. Lessees shall, at their expense, repair or replace items as may be necessary to comply with this covenant, and such that the premises shall at all times, qualify for and remain, licensed as, at least, a "medicare skilled" 100-bed nursing home under the laws and regulations of the United States and of the State of Texas. A reduction in, or loss of, this or equivalent license rating, in the event license ratings are changed, will be considered a default in this Lease.

         10. Lessees, with the prior written consent of the Lessor, which consent shall not be unreasonably withheld, shall have the right to make such additions, alterations, changes and improvements on the demised premises as Lessees shall deem necessary or desirable; provided that no such addition, alteration, change or improvement shall be made which will weaken the structural strength of the building, diminish its utility or value, and all additions, alterations, changes and improvements shall be made in a workmanlike manner in full compliance with all building laws and ordinances applicable thereto, and shall become part thereto upon termination of this Lease. Lessees may erect and maintain such signs upon the premises as they may desire, and as may be permitted by laws or ordinances pertaining thereto, but at their sole expense and responsibility.

         11. Lessees shall keep the demised premises in a clean, safe and sanitary condition, and shall comply with all municipal, county, state and federal laws and regulations governing the conduct of the activities conducted, suffered or permitted by the Lessees on the demised premises and the Lessees shall obtain appropriate permits from all such authorities when required.

         12. After three (3) years from the commencement date of this Lease, Lessees shall have the right to sub-lease any or all of the leased premises, with the prior written consent of Lessor, first obtained, which consent will not be unreasonably withheld, provided that the Lessees will remain liable for the performance of the covenants and obligations of this Lease. If the property is sub-leased, the Lessor will have the right to a reasonable adjustment in the rent.

         13. Lessees agree to permit Lessor, or his authorized representative to enter the demised premises at all reasonable times during usual business hours for the purpose of inspecting the same, provided that this shall not be construed to obligate Lessor to notify Lessees of any defect observed therein.

         14. Lessees shall not do or suffer anything to be done whereby the demised premises, or any part thereof, may be encumbered by a mechanic's or similar lien, and in the event such a lien is filed against the demised premises, or any part thereof, purporting to be for or on account of any labor done or material or services furnished in connection with any work in or about the demised premises, Lessees shall discharge the same of record within ten days after the date of such claim, or if Lessees desire to contest the validity or amount of such claim, they may do so provided that they first post security acceptable to Lessor, fully indemnifying Lessor and the premises from any claim, charge, or demand arising from such claim or expenses incurred in connection therewith.

         15. The occurrence of any one or more of the following events shall constitute an "event of default" in the performance of the covenants of the
Lessees:

               a. The Lessees shall fail or neglect to pay the rentals when due, or to pay any other sums of money which they are required by this Lease to pay, and such non-payment shall continue on the tenth day after written notice of the same has been posted to Lessees. In the event of default of this Lease, Lessee's will forfeit any rights, or ownership of contracts and ownership of Certificate of Need at this location, with the State of Texas or the United States Government, to Lessor.

               b. The Lessees shall fail, refuse or neglect to perform or observe any other covenant required of them herein, and such non-performance or non-observance shall continue on the thirtieth (30th) day (unless a later date be stated in the notice) after written notice of the same has been posted to the Lessees.

               c. This Lease, or the premises itself, or any property of the Lessees is levied upon by process of law, and such levy be not completely discharged, or secured to the satisfaction of the Lessor, within fifteen (15) days after service of the process.

               d. Lessees become involved in financial difficulties as evidenced by (1) an admission in writing of their inability to pay their debts generally as they become due, (2) becoming petitioner in any voluntary debtor or bankruptcy proceedings, whether asking arrangement, composition, reorganization, liquidation or other relief, suspension or modification of their obligations,
(3) becoming a party respondent to any involuntary proceeding the purpose of which is to subject the assets of the Lessees to the control of a court of creditor's committee (4) making an assignment of all or of a substantial part of their property for the benefit of their creditors, or (5) seeking, consenting to or failing to avert the appointment of a receiver or a trustee for all or a substantial part of their property, or of the demised premises, or of their interest in this

Lease.


          16.  If an event of default occurs, Lessor shall have the option to:

               a. Terminate this Lease by service of written notice of termination, and Lessees' right to the possession of the premises shall cease upon the date stated in such notice, without prejudice to Lessors' right to recover all sums due as of the date possession is surrendered, plus any damage or loss suffered on or prior to such date, including any expenses such as court costs, attorney's fees and similar expenses incurred by Lessor in recovering possession, rent, and/or damages due from Lessees; or

               b. Re-enter and take possession of the premises without further demand or notice, and expel Lessees, or those claiming under it, and remove the effects of both, or either (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to Lessor's further rights under this Lease. In such event, the obligations of the Lessees under this Lease shall continue, but Lessor may from time to time upon such terms and conditions, and for such bona fide rental as they may be able reasonably to negotiate, sub-let the premises for the account of Lessees, and all sums received by Lessor shall be credited to the account of Lessees, less all reasonable expenses actually incurred by Lessor, including, but not limited to brokerage fees, advertising expense, preparation, including re-decoration, of the premises for sub-letting, legal expenses cost of performing such of Lessees' obligations as Lessor finds it necessary to perform at his expense and all other items necessary and proper to procure suitable tenants for the premises. Lessees shall remain liable to Lessor for any deficiency between the amounts properly credited to Lessees, and the amount due Lessor under this Lease.

               c. If Lessor, after taking possession of the premises pursuant to subparagraph (b) above, is unable to make a bona fide sub-lease with a new tenant for a term which equals or exceeds the balance of the period for which Lessees are then obligated, Lessor shall have the right forthwith to demand and recover from Lessees, the present value of the difference between the amount to be received by Lessor under the new sub-lease, and the amount which would have been payable by Lessees under this Lease for the remainder of the term hereof, plus the expenses of Lessor as defined above.

         d. Notwithstanding any election by Lessor to retake possession pursuant to subparagraph (b) above, Lessor may at any time thereafter, upon written notice to Lessees, terminate this Agreement in all respects, and in such event, Lessees shall have no further liability, obligation or responsibility after the date of such termination.

         e. In order that Lessor may be indulgent when it deems the circumstances warrant without prejudicing his right under this Lease, Lessees now expressly agree that no indulgence or extension, waiver or forgiveness, variation by practice, nor any neglect or abstention by Lessor in strictly enforcing the covenants of Lessees on any one or more occasions shall ever be deemed a waiver of or estoppel against the right of Lessor to insist upon strict compliance with each and every covenant herein, without any further or special notice or warning, the existence of a covenant in this Lease and the provisions of this paragraph, being deemed adequate notice of the rights of the Lessor. No property belonging to the Lessees shall ever be removed from the premises at any time when there exists any default in the payment of any part of the rent due under this Lease, nor after notice of default in the performance of any other covenant or obligation assumed herein by Lessees.

     17. Lessees agree to execute any instrument reasonably required by Lessor reflecting attornment to their prior interest which may be required by Lessor in connection with mortgaging their interest in the demised premises, and/or refunding or refinancing in the future of any mortgage which Lessor may place upon the premises, subject to right of Option of even date herewith.

     18. Upon any termination of this Lease, whether by Lapse of time, cancellation pursuant to an election provided for therein, forfeiture, or otherwise, Lessees shall surrender immediately, possession of the demised premises and all buildings and improvements then on the same to Lessor in good and tenantable repair, reasonable wear and tear and damage from fire or other casualty or peril excepted. If possession be not immediately surrendered, Lessor, with or without process of Law, may forthwith re-enter said premises and repossess the same, and expel and remove therefrom, using such force as may be necessary, all persons and property, without being deemed guilty of any unlawful act and without prejudice to any other legal remedy available to Lessor.

          19. Lessor has the right to assign all or any part of this Lease. Lessor will notify Lessee in the event of an Assignment.

          20. It is the intention of the parties that this is to be a net, net, net Lease.

          21. In the event a certificate of need is later issued, Lessees agree to assign an undivided one-half interest in the Certificate of Need issued to _________________________________ dated ____________________________, to the
Lessor as part of the consideration for leasing. Lessees agree that if a default on this Lease occurs, resulting in foreclosure or assignment, Lessees remaining interest in the Certificate of Need will be assigned to Lessor immediately and forthwith.

          22. This Lease shall be construed and interpreted in accordance with the laws of the State of Texas.

          23. Any notice or demand required or permitted by law or by any of the provisions of this Lease shall be in writing. All notices or demands by Lessor to or upon Lessees shall be deemed to have been properly given when sent by certified mail, addressed to Leonard May Enterprises, Inc., and Leonard and Catherine May, 4733-A Baldwin, Corpus Christi, Texas 78408, or such other place as Lessees may from time to time, designate in a written notice to Lessor; and to Lessor by Lessees, addressed to Lloyd Hobbs, P. 0. Box 126, Fort Smith, Arkansas 72902, or at such other place as Lessor may from time to time, designate in a written notice to Lessees.

          24. This Lease and all provisions herein shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

          25.  Time is of the essence in this Lease.

          IN WITNESS WHEREOF the parties have caused this instrument to be properly executed the day and year first above written.



                                      /s/ Lloyd Hobbs
                                      --------------------------------------
                                      Lloyd Hobbs - Lessor

                                      LEONARD MAY ENTERPRISES, INC.



                                      /s/ Leonard May
                                      --------------------------------------
                                      Leonard May - Lessee

ATTEST:


/s/ Catherine May
----------------------
Secretary

                                      /s/ Leonard May
                                      --------------------------------------
                                      Leonard May - Individually
                                           Lessee


                                      /s/ Catherine May
                                      --------------------------------------
                                      Catherine May - Individually
                                           Lessee



                                ACKNOWLEDGMENT
                                --------------

STATE OF ARKANSAS

COUNTY OF SEBASTIAN

          On this the 19th day of July, 1991, before me the undersigned officer, personally appeared Lloyd Hobbs, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

          In Witness Whereof I hereunto set my hand and official seal.



                                      [SIGNATURE APPEARS HERE]
                                      --------------------------------------
                                                    Notary Public

My Commission Expires:


November 1, 2000
----------------------

                                ACKNOWLEDGMENT
                                --------------


STATE OF TEXAS

COUNTY OF NUECES

         On this the 24th day of July, 1991, before me, the undersigned officer, personally appeared Leonard May, who acknowledged himself to be the President of Leonard May Enterprises, Inc., a corporation, and that he, as such president, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as president.

         In Witness Whereof, I hereunto set my hand and official seal.


                                            /s/ Flo Chubbs
                                            --------------------------------
                                                  Notary Public

My Commission Expires:
                                            [NOTARY PUBLIC SEAL APPEARS HERE]
      7-30-94
---------------------------




STATE OF TEXAS

COUNTY OF NUECES

         On this the 24th day of July, 1991, before me the undersigned officer personally appeared Leonard May and Catherine May, known to me to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same for the purposes therein contained.

         In Witness Whereof, I hereunto set my hand and official seal.




                                            /s/ Flo Chubbs
                                            --------------------------------
                                                  Notary Public

My Commission Expires:
                                            [NOTARY PUBLIC SEAL APPEARS HERE]
      7-30-94
---------------------------

                                   EXHIBIT "A"



         The following described lands and premises situated in

Live Oak County, Texas, To-Wit:

         Being a tract of land containing 6.74 acres, more or less, being that same called 6.76 acre tract conveyed by Billy Ross Smith s/p/a William Ross Smith and wife, Neldine Smith, To E. Ross Harris, Trustee, by deed dated January 14, 1982, recorded in Volume 344, Page 60 of the Deed Records of Live Oak County, Texas, out of the Cameron County School land Survey No. 32, A-145, within the city limits of George West, Texas, and being more particularly described as follows:

         BEGINNING at a concrete monument at the east corner of said called 6.76 acre tract for the east corner of the tract herein described, also being a point in the southwestern boundary of U.S. Highway No. 281, also being the north corner of the Striebeck Addition, whence, a concrete post at the east corner of said Striebeck Addition and the north corner of the Texas Department of Highways and Public Transportation property bears S 38 degrees 48' E 430.19 feet;

         THENCE S 54 degrees 19' W 807.49 feet with the fence along the southeast line of said called 6.76 acre tract and the northwest line of said Striebeck Addition to an iron pipe in the same at the south corner of said called 6.76 acre tract for the south corner of this tract;

         THENCE N 35 degrees 38' W 366.33 feet with fence along the southwest line of said called 6.76 acre tract to an iron pipe at the west corner thereof for the west corner of this tract, also being the south corner of a 14.7 acre tract conveyed by Billy Ross Smith and wife, Neldine Smith to Bednorz Chevrolet-Olds, Inc. by deed dated December 7, 1976, recorded in Volume 276, Page 52 of said Deed Records;

         THENCE N 54 degrees 18' E 799.66 feet with the fence along the common line of said called 6.76 acre tract and said 14.7 acre tract to an iron pipe at the east corner of said 14.7 acre tract and the north corner of said called 6.76 acre tract for the north corner of this tract, being a point in the southwestern boundary of said Highway;

         THENCE S 35 degrees 45' E 234.08 feet with the fence along said highway boundary to an iron rod set for an angle point in same for a corner of this tract;

         THENCE 5 38 degrees 48' E 132.72 feet continuing with the fence along said highway boundary to the PLACE OF BEGINNING.

         AND

         BEING a tract of land containing 1.10 acres, more or less, being a strip of land sixty (60) feet wide along the entire length of 14.7 acre tract conveyed by Billy Ross Smith and wife, Neldine Smith, to Bednorz Chevrolet-Olds, Inc., by deed dated December 7, 1976, recorded in Volume 276, Page 52, of the Deed Records of Live Oak County, Texas, out of the Cameron County School Land Survey No. 32, A-145, within the
         City limits of George West, Texas, and being more particularly described as follows:

         BEGINNING at an iron pipe at the east corner of said 14.7 acre tract for the east corner of the tract herein described, being the north corner of a 6.74 acre tract described this date, also being a point in the southwestern boundary of U.S. Highway No. 281;

THENCE S 54 degrees 18' W 799.66 feet with the fence along the common line of said 6.74 acre tract to an iron pipe at the west corner thereof for the south corner of this tract.

THENCE N 35 degrees 43' W 60.00 feet with the fence along the southwest line of said 14.7 acre tract to an iron rod set in same for the west corner of this tract;

THENCE N 54 degrees 18' E 799.63 feet to an iron rod set in the fence along the northeast line of said 14.7 acre tract for the north corner of this tract, being a point in the southwestern boundary of U.S. Highway No. 281;

THENCE S 35 degrees 45' E 60.00 feet with the fence along the northeast line of said 14.7 acre tract and said highway boundary to the PLACE OF BEGINNING.

                               OPTION AGREEMENT
                               ----------------

         FOR AND IN CONSIDERATION of the sum of Ten Dollars cash in hand paid, receipt of which is hereby acknowledged, and for other good and valuable considerations, LLOYD HOBBS, of Dallas, Texas, hereinafter called "Grantor", does hereby give and grant unto Leonard and Catherine May of Corpus Christi, Texas, an option to purchase the following described real estate, together with all improvements now or hereafter constructed upon the same, and including all personal property shown upon Exhibit "B" attached hereto, and in addition, any renewals, substitutions, replacements or additions thereto, which may be on the premises and belonging to Grantor at the time of the exercise of this Option, To-Wit:

         Legal description attached hereto as Exhibit "A".
All upon the following terms and conditions.

         1. This Option may be exercised by Grantees at the end of the 144 month period, after the 100 bed nursing home is complete and occupied and 144 monthly rental payments have been made of $__________ each, conditioned upon the Grantees, their successors or assigns being in possession of the home at the time of exercise, and upon the express condition and understanding that the Grantees herein have fully performed all of the terms and conditions contained in a certain Lease Agreement dated the 19th day of July, 1991, to be kept and performed by the Lessees therein and more particularly are current in the payment of all sums due under the terms of said Lease Agreement. If at any time, the above Lease shall be terminated, this Option will immediately become null and void. This Option may be exercised by means of Grantees giving written notice by certified mail, return receipt requested, of such election to Lloyd Hobbs, P. O. Box 126, Fort Smith, Arkansas 72902, or such other place as may be directed in writing, accompanied by $10,000.00 earnest money deposit. The earnest money deposit will be applied on the purchase price if purchase is concluded.

         2. The price for the assets to be sold shall be ___________________ __________________, being the same as the original cost to Lloyd Hobbs.

         The purchase price is payable in cash unless a financing agreement is worked out at the time of purchase with Seller.

         The purchase price herein stated shall include the personal property consisting of furniture, furnishings, fixtures and equipment located on said premises as of the date of execution of this Agreement, and such as may thereafter be placed upon the premises by way of substitution for or addition to such furniture, furnishings, fixtures and equipment, less any furniture and equipment removed or replaced during the Lease term by Lessor or Lessee.

         3. Upon receipt of notice of intent to exercise this Option, Grantor shall promptly furnish to Grantees, a Warranty Deed, subject only to recorded easements, rights-of-way, mineral interests and etc. Recorded easements and restrictions shall not be deemed to impair title.

         4. Closing shall be at a time and place mutually agreeable. In the absence of agreement, Grantor may obligate Grantees to perform by giving written notice that he is ready, willing and able to execute the Deed and Bill of Sale. Grantees shall have ten (10) business days to execute the instruments required to consummate this transaction, and to pay the purchase price. Grantees shall designate some place in Austin or Corpus Christi, Texas, at which they will appear prepared to perform, and Grantor shall have ten (10) business days after receipt of such demand in which to execute and deliver the documents required by this Option. If Grantor fails, neglects or refuses to perform, Grantees shall have the right to seek specific performance of this Option.

         5. This Option may not be assigned by Grantees without the written consent of the Grantor.

         6. Notices required or permitted by this Option may be given to Grantor by certified mail, return receipt requested, addressed to Lloyd Hobbs at
P. O. Box 126, Fort Smith, Arkansas 72902, and to Grantees by certified mail, return receipt requested to Leonard and Catherine May, 4733-A Baldwin Boulevard, Corpus Christi, Texas 78408. Either party may change the person to whom or the place to which notice is to be given by written request.

         7. This Agreement shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.





                                                  /s/ Lloyd Hobbs
                                                ------------------------------
                                                   Lloyd Hobbs - Grantor


                                                  /s/ Leonard May
                                                ------------------------------
                                                   Leonard May - Grantee
                                                    Individual

                                                  /s/ Catherine May
                                                ------------------------------
                                                   Catherine May - Grantee
                                                    Individual

                                   EXHIBIT A

                        GUADALUPE VALLEY NURSING CENTER
                                 1210 EASTWOOD
                              SEGUIN, TEXAS 78155


                              5.188   ACRE TRACT
                              ------------------

Field notes describing 5.188 acre tract situated in the John Sowell Survey, A-35, Seguin, Guadalupe County, Texas. Said 5.188 acre tract Is part of a tract
      ------  ---------
called 15.97 acres in conveyance from Maxine Hahn, et all, to Mary Louise Orr recorded in Volume 472 at page 180 of the Deed Records of said county and being described by metes and bounds, as follows:

BEGINNING at a two-way fence corner marking the southwest corner of the tract herein described, same being the southeast corner of a tract called 60 x 415.5 feet in conveyance from Virginia Bergfleld, et vir, to A.I.
Orr. et ux. recorded in volume 313 at page 360;

THENCE with the fence along the west line of the tract herein described. same being a segment of the common line of said 15.97 acre and said 60 x 415.5 foot strip, as follows:

        N 04 degrees 55' 49" W, 331.93 foot to a fence post and; N 11 degrees 02' 34" W. 99.71 feet to a two-way fence corner marking the northwest corner of the tract herein described;

THENCE with the north line of the tract herein described, S 89 degrees 34'13" E,
557.85 feet to the northeast corner of the tract herein described. Said point bears, S 37 degrees 34' 51" W. 288.63 feet and N 89 degrees 34' 13" W. 30 feet from a 1/2 inch diameter iron stake found marking the northeast corner of said
15.97 acre tract;

THENCE with the east line of the tract herein described, as follows:

        S 00 degrees 25' 47" W. 380.78 feet to a 1/2 inch diameter iron stake found and;
        S 45 degrees 25' 47" W, 70.71 feet to a 1/2 inch diameter iron stake found marking the southeast corner of the tract herein described and lying in a fence along the common line of said 15.97 acre tract and the north line of F.M. Highway No.466 (Capote Road);

THENCE with the common line of the tract herein described and said north line of Capote Road, as follows:

        N 89 degrees 34' 13" W, 237.00 feet to a 1/2 Inch diameter iron stake found and;
        N 88 degrees 53' 49" W. 220,02 feet to the place of beginning and containing 5.188 acres of land.

                              0.325   ACRE TRACT

Field notes describing 0.325 acre tract situated in the John Sowell Survey, A-35, Seguin, Guadalupe County, Texas, Said 0.325 acre tract is part of a tract called 15.97 acres in conveyance from Maxine Halm, et al, to Marie Louise Orr recorded in volume 472 at page 180 of the Deed Records of said county and being described by metes and bounds, as follows:

BEGINNING at a 1/2 inch diameter Iron stake set marking the northeast corner of the tract herein described. Said iron stake bears, S 37 degrees 34'S1" W,
288.63 feet from a 1/2 inch diameter iron stake found marking the northeast corner of said 15.97 acre tract;

THENCE with the east line of the tract herein described, S 00 degrees 25' 47"
W, 430.78 feet to a 1/2 inch diameter Iron stake set marking the southeast corner of the tract herein described and lying in the fence along the common line of said 15.97 acre tract and F.M. Highway No. 466 (Capote Road). Said iron stake bears, N 89 degrees 36' 35" W. 1209.69 feet from a concrete monument found marking the Intersection of the northwest line of State Highway No. 123 Bypass and the north line of F.M, Highway 466;

THENCE with the south line of the tract herein described, same being a segment of the common line of said 15.97 acre tract and said north line of Capote Road, N 89 34' 13" W, 80.00 feet to a 1/2 inch diameter iron stake found marking the southwest corner of the tract herein described. Said Iron stake bears, S 88 degrees 53'49" E. 220.02 feet and S 89 degrees 34' 13" E, 237.00 feet from a two-way fence corner marking the Southeast corner of & tract called 60 x 415.5 feet recorded in volume 313 at page 376;

THENCE with the west line of the tract herein described, into said 15.97 acre tract, N 45 degrees 25' 47" E, 70.71 feet to a 1/2 inch diameter iron stake found and N 00 degrees 25' 47" E, 380.78 feet to the northwest corner of the tract herein described. Said point bears. S 89 degrees 34' 13" E. 557.85 feet from a two-way fence corner marking the northeast corner of said 60 x 415.5 foot lot;

THENCE with the north line of the tract herein described, S 89 degrees 34' 13"E, 30 feet to the place of beginning and containing 0.325 acre of land.

                                ACKNOWLEDGMENT


THE STATE OF ARKANSAS    *
                         *
COUNTY OF Sebastian      *

               This instrument was acknowledged before me on September 30, 1994, by C. David Curry, President of S & H, Inc., a Arkansas corporation, on behalf of said corporation.



                                     /s/ Shirley S. Wolfe
                                     --------------------------------------
                                     Notary Public, State of Arkansas
                                     Typed Notary Name Shirley S. Wolfe
                                     My commission expires November 1, 2000

State of California
         ----------
County of Los Angeles
          -----------

On 9/29/94  Before me  /s/ Joan Smelser Notary Public
   -------            -------------------------------
   Date                Name, Title of Officer - E.G., "Jane Doe, Notary Public"



personally appeared    /s/ William Scott
                    ------------------------------
                          NAME(S) OF SIGNER(S)

[X]personally known to me - OR -  [ ] proved to me on the basis of satisfactory evidence to be the person whose name
[SEAL OF NOTARY PUBLIC,               is subscribed to the within instrument
CALIFORNIA, LOS ANGELES               and acknowledged to me that he executed
COUNTY APPEARS HERE]                  the same in his authorized capacity, and
                                      that by his signature on the instrument
                                      the person or the entity upon behalf of
                                      which the person acted, executed the
                                      instrument.

                                      WITNESS my hand and official seal.

                                      /s/ Joan P. Smelser
                                      ---------------------------
                                          SIGNATURE OF NOTARY


====== OPTIONAL SECTION =========

   CAPACITY CLAIMED BY SIGNER

   Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

   [ ]  INDIVIDUAL

   [ ]  CORPORATE OFFICER(S)

      -------------------------------
                  TITLE(S)

   [ ] PARTNER(S)       [ ] LIMITED
                        [ ] GENERAL

   [ ] ATTORNEY-IN-FACT

   [ ] TRUSTEE(S)

   [ ] GUARDIAN/CONSERVATOR

   [ ] OTHER:
             --------------------

       --------------------------

       --------------------------
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

---------------------------------

---------------------------------

===============================    OPTIONAL SECTION ===========================

THIS CERTIFICATE MUST BE ATTACHED TO  TITLE OR TYPE OF DOCUMENT
THE DOCUMENT DESCRIBED AT RIGHT:                               -----------------
                                      NUMBER OF PAGES       DATE OF DOCUMENT
-------------------------------                      ------                 ----
Though the data requested here is
not required by law, it could         SIGNER(S) OTHER THAN NAMED ABOVE
prevent fraudulent reattachment                                       ----------
of this form.

                                ACKNOWLEDGMENT

THE STATE OF TEXAS  *
                    *
COUNTY OF NUECES    *

        This instrument was acknowledged before me on September 30, 1994, by Leonard May, President of Leonard May Enterprises, Inc., a Texas corporation, on behalf of said corporation.


                              /s/  Aurora N. Zambrano
                              ----------------------------------------
[SEAL OF NOTARY REPUBLIC      Notary Public, State of Texas
 APPEARS HERE]                Typed Notary Name
                              My commission expires



                                 ACKNOWLEDGMENT

THE STATE OF TEXAS  *
                    *
COUNTY OF NUECES    *

         This instrument was acknowledged before me on the 30th day of September, 1994, by Leonard May.

                              /s/ Aurora N. Zambrano
                              ----------------------------------------
[SEAL OF NOTARY REPUBLIC      Notary Public,  State of Texas
 APPEARS HERE]                Printed Notary Name
                              My commission expires



                                 ACKNOWLEDGMENT

THE STATE OF TEXAS *
                   *
COUNTY OF NUECES   *

         This instrument was acknowledged before me on the 30th day of September, 1994, by Catherine May.


                              /s/ Aurora N. Zambrano
                              ----------------------------------------
                              Notary Public, State of Texas
[SEAL OF NOTARY REPUBLIC      Printed Notary Name
 APPEARS HERE]                My commission expires

                    CONSENT TO ASSIGNMENT OF LEASEHOLD ESTATE
                  OF LIVE OAK NURSING CENTER, GEORGE WEST TEXAS


         On JULY 19, 1991, LEONARD MAY ENTERPRISES, INC., and Leonard May and Catherine May entered into a Lease Agreement as Lessees, with Lloyd Hobbs, the Owner (Lessor) of the Live Oak Nursing Center in George West, Texas. Legal Description attached as "Exhibit "A".

         Now comes SUMMIT CARE CORPORATION of Burbank, California, agreeing to assume and perform all of the terms, covenants and conditions, as Lessee, under this Lease, and further agreeing to keep the Certificate and License in full force and effect during the term of this Lease.

         This Lease will be considered in default if the Lessee (Summit Care Corporation) shall fail or neglect to pay the rentals when due, or to pay any other sums of money which they are required by this Lease to pay, and such non-payment shall continue on the tenth day after written notice of the same has been posted to Lessees. In the event of default of this Lease, Lessee will forfeit and transfer any rights, or ownership of contracts and ownership of the Certificate of Need at this location, with the State of Texas or the United States Government, to Lessor.

         Summit Care Corporation (Lessee) agrees to assume all other terms, covenants and conditions of this Lease as originally written and amended.

         Leonard May and Catherine May agree to remain liable to the Lessor on this Lease if Summit Care Corporation should default.

         Subject to the above terms and conditions, and any other terms and conditions of the Lease, Lloyd Hobbs hereby agrees to consent to the Assignment of this Lease and Option of the Live Oak Nursing Center in George West, Texas to Summit Care Corporation.

         The next rental payment of $29,164.85 will be due August 15, 1994 and monthly thereafter through February 14, 2008.

         The Option may be exercised on January 15, 2003, provided one hundred forty-four (144) lease payments have been made and the lease is in full force and effect. The option price will be Two Million Five Hundred Ninety-Two Thousand Four Hundred Thirty-Three Dollars and Seventy Cents ($2,592,433.70).

        WITNESS our hands this 15th day of August, 1994.

                                       SUMMIT CARE CORPORATION


                                       BY: /s/ [SIGNATURE APPEARS HERE]
                                          --------------------------------
                                           President

ATTEST

/s/ [SIGNATURE APPEARS HERE]
------------------------------
Secretary

                                       LEONARD MAY ENTERPRISES, INC.


                                       By: /s/ Leonard May
                                          --------------------------------
                                           President

ATTEST:

/s/ Catherine May
------------------------------
Secretary


                                           /s/ Leonard May
                                          --------------------------------
                                               Leonard May
                                               Individually


                                           /s/ Catherine May
                                          --------------------------------
                                               Catherine May
                                               Individually


                                           /s/ Lloyd Hobbs
                                          --------------------------------
                                               Lloyd Hobbs


AFTER RECORDING
RETURN TO:
FRANK S. OSEN
ATTORNEY AT LAW
9454 WILSHIRE BLVD.
SUITE 800
BEVERLY HILLS, CA
90212--2988

RE:  SUMMIT CARE CORP.

                                  EXHIBIT "A"

         The following described lands and premises situated in

Live Oak County, Texas, To-Wit:

         Being a tract of land containing 6.74 acres, more or less, being that same called 6.76 acre tract conveyed by Billy Ross Smith s/p/a William Ross Smith and wife, Neldine Smith, To E. Ross Harris, Trustee, by deed dated January 14, 1982, recorded in Volume 344, Page 60 of the Deed Records of Live Oak County, Texas, out of the Cameron County School land Survey No. 32, A-145, within the city limits of George West, Texas, and being more particularly described as follows:

         BEGINNING at a concrete monument at the east corner of said called 6.76 acre tract for the east corner of the tract herein described, also being a point in the southwestern boundary of U.S. Highway No. 281, also being the north corner of the Striebeck Addition, whence, a concrete post at the east corner of said Striebeck Addition and the north corner of the Texas Department of Highways and Public Transportation property bears S 38 degrees 48' E 430.19 feet;

         THENCE S 54 degrees 19' W 807.49 feet with the fence along the southeast line of said called 6.76 acre tract and the northwest line of said Striebeck Addition to an iron pipe in the same at the south corner of said called 6.76 acre tract for the south corner of this tract;

         THENCE N 35 degrees 38' W 366.33 feet with fence along the southwest line of said called 6.76 acre tract to an iron pipe at the west corner thereof for the west corner of this tract, also being the south corner of a 14.7 acre tract conveyed by Billy Ross Smith and wife, Neldine Smith to Bednorz Chevrolet-Olds, Inc. by deed dated December 7, 1976, recorded in Volume 276, Page 52 of said Deed Records;

         THENCE N 54 degrees 18' E 799.66 feet with the fence along the common line of said called 6.76 acre tract and said 14.7 acre tract to an iron pipe at the east corner of said 14.7 acre tract and the north corner of said called 6.76 acre tract for the north corner of this tract, being a point in the southwestern boundary of said Highway;

         THENCE S 35 degrees 45' E 234.08 feet with the fence along said highway boundary to an iron rod set for an angle point in same for a corner of this tract;

         THENCE S 38 degrees 48' E 132.72 feet continuing with the fence along said highway boundary to the PLACE OF BEGINNING.

         AND

         BEING a tract of land containing 1.10 acres, more or less, being a strip of land sixty (60) feet wide along the entire length of 14.7 acre tract conveyed by Billy Ross Smith and wife, Neldine Smith, to Bednorz Chevrolet-Olds, Inc., by deed dated December 7, 1976, recorded in Volume 276, Page 52, of the Deed Records of Live Oak County, Texas, out of the Cameron County School Land Survey No. 32, A-145, within the
         City limits of George West, Texas, and being more particularly described as follows:

         BEGINNING at an iron pipe at the east corner of said 14.7 acre tract for the east corner of the tract herein described, being the north corner of a 6.74 acre tract described this date, also being a point in the southwestern boundary of U.S. Highway No. 281;

         THENCE S 54 degrees 18' W 799.66 feet with the fence along the common line of said 6.74 acre tract to an iron pipe at the west corner thereof for the south corner of this tract.

         THENCE N 35 degrees 43' W 60.00 feet with the fence along the southwest line of said 14.7 acre tract to an iron rod set in same for the west corner of this tract;

         THENCE N 54 degrees 18' E 799.63 feet to an iron rod set in the fence along the northeast line of said 14.7 acre tract for the north corner of this tract, being a point in the southwestern boundary of U.S. Highway No. 281;

         THENCE S 35 degrees 45' E 60.00 feet with the fence along the northeast line of said 14.7 acre tract and said highway boundary to the PLACE OF BEGINNING.

                                 ACKNOWLEDGMENT

THE STATE OF TEXAS *
                   *
COUNTY OF NUECES   *

         This instrument was acknowledged before me on Sept. 30, 1994, by Leonard May, President of Leonard May Enterprises, Inc., a Texas corporation, on behalf of said corporation.


[NOTARY SEAL APPEARS HERE]            /s/ Aurora N. Zambrano
                                     ---------------------------------------
                                     Notary Public, State of Texas
                                     Typed Notary Name
                                                      ----------------------
                                     My commission expires
                                                          ------------------


                                ACKNOWLEDGMENT

THE STATE OF TEXAS *
                   *
COUNTY OF NUECES   *

         This instrument was acknowledged before me on the 30 day of September, 1994, by Leonard May.


[NOTARY SEAL APPEARS HERE]             /s/ Aurora N. Zambrano
                                     ---------------------------------------
                                     Notary Public, State of Texas
                                     Printed Notary Name
                                                        --------------------
                                     My commission expires
                                                          ------------------


                                 ACKNOWLEDGMENT

THE STATE OF TEXAS  *
                    *
COUNTY OF NUECES    *

         This instrument was acknowledged before me on the 30 day of September, 1994, by Catherine May.



[NOTARY SEAL APPEARS HERE]            /s/ Aurora N. Zambrano
                                     ---------------------------------------
                                     Notary Public, State of Texas
                                     Printed Notary Name
                                                        --------------------
                                     My commission expires
                                                          ------------------

State of California
         ----------
County of Los Angeles
          -----------

On 9/29/94  before me,  /s/ Joan Smelser Notary Public
   -------            -------------------------------
   Date               NAME, TITLE OF OFFICER - E.G., "JANE DOE, NOTARY PUBLIC"



personally appeared    /s/ William Scott
                    ------------------------------
                          NAME(S) OF SIGNER(S)

[X]personally known to me - OR -  [ ] proved to me on the basis of satisfactory evidence to be the person whose name
[SEAL OF NOTARY PUBLIC,               is subscribed to the within instrument
CALIFORNIA, LOS ANGELES               and acknowledged to me that he executed
COUNTY APPEARS HERE]                  the same in his authorized capacity, and
                                      that by his signature on the instrument
                                      the person, or the entity upon behalf of which the person acted, executed the instrument.

                                      WITNESS my hand and official seal.

                                      /s/ Joan P. Smelser
                                      ---------------------------
                                          SIGNATURE OF NOTARY


====== OPTIONAL SECTION =========

   CAPACITY CLAIMED BY SIGNER

   Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

   [ ]  INDIVIDUAL

   [ ]  CORPORATE OFFICER(S)

      -------------------------------
                  TITLE(S)

   [ ] PARTNER(S)       [ ] LIMITED
                        [ ] GENERAL

   [ ] ATTORNEY-IN-FACT

   [ ] TRUSTEE(S)

   [ ] GUARDIAN/CONSERVATOR

   [ ] OTHER:
             --------------------

       --------------------------

       --------------------------
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

---------------------------------

---------------------------------

===============================    OPTIONAL SECTION ===========================

THIS CERTIFICATE MUST BE ATTACHED TO  TITLE OR TYPE OF DOCUMENT
THE DOCUMENT DESCRIBED AT RIGHT:                               -----------------
                                   NUMBER OF PAGES       DATE OF DOCUMENT
-------------------------------                   ------                --------
Though the data requested here is
not required by law, it could      SIGNER(S) OTHER THAN NAMED ABOVE
prevent fraudulent reattachment                                    -------------
of this form.

                                ACKNOWLEDGMENT

THE STATE OF ARKANSAS   *
                        *
COUNTY OF Sebastian     *

                 This instrument was acknowledged before me on September 30, 1994, by Lloyd Hobbs.

                                      /s/ Shirley S. Wolfe
                                     ---------------------------------------
                                     Notary Public State of Arkansas
                                     Typed Notary Name  Shirley S. Wolfe
                                                      ----------------------
                                     My commission expires  November 1, 2000
                                                          ------------------

                  ASSIGNMENT OF LEASE WITH OPTION TO PURCHASE
                  -------------------------------------------

                 This Agreement is made this 30th day of September, 1994, by and between LEONARD MAY ENTERPRISES, INC., a Texas corporation, and LEONARD MAY and CATHERINE MAY, hereinafter called "Assignor", and Summit Care Corporation, hereinafter called "Assignee".

                                   Recitals

                 A. LLOYD HOBBS, as Lessor, and Assignor as Lessee, executed a lease (the "Lease") on July 19, 1991. By the terms of the Lease, [a copy of which is attached hereto as Exhibit 1], upon the property therein described ("Property") was leased to Assignor as Lessee for a term of fifteen (15) years commencing on February 15, 1993, and ending on February 14, 2007, and an Option Agreement [copy of which is attached hereto as Exhibit 2]; and

                 B. Assignor now desires to assign the Lease and the Option to Purchase to Assignee, and Assignee desires to accept the assignment thereof.

                 THEREFORE, Assignor and Assignee agree as follows:

                                  Assignment

                 For value received, receipt of which is hereby acknowledged, Assignor hereby assigns and transfers to Assignee all of its right, title and interest in and to the Lease and the Option to Purchase hereinbefore described, and Assignee hereby agrees to and does accept the assignment, and Assignee expressly assumes and agrees to keep, perform, and fulfill all the terms, covenants, conditions, and obligations required to be kept, performed, and

THE STATE OF TEXAS  *
                    *
COUNTY OF NUECES    *

                 This instrument was acknowledged before me on September 30th, 1994, by Catherine May.


[NOTARY SEAL APPEARS HERE]           /s/ Odette Garza
                                    --------------------------------------
                                    Notary Public, State of Texas

THE STATE OF TEXAS  *
                    *
COUNTY OF NUECES    *


                 This instrument was acknowledged before me on September 30th, 1994, by Derwin L. Williams, Vice President-Finance of Summit Care Corporation, a California corporation, on behalf of said corporation.


[NOTARY SEAL APPEARS HERE]          /s/ Odette Garza
                                    ----------------------------------------
                                    Notary Public, State of Texas


AFTER RECORDING RETURN TO:

FRANK S. OSEN
ATTORNEY AT LAW
9454 WILSHIRE BLVD.
SUITE 800
BEVERLY HILLS, CA
90212-2988

RE:   SUMMIT CARE CORP.

fulfilled by Assignor as Lessee thereunder, including the making of all payments due to or payable on behalf of Lessor under said Lease when due and payable.

                 Executed at Corpus Christi, Texas, on the day and year first above written.

                                    ASSIGNOR

                                    LEONARD MAY ENTERPRISES, INC.

                                    By /s/ Leonard May
                                      -----------------------------------
                                      Leonard May, President

                                       /s/ Leonard May
                                      -----------------------------------
                                      Leonard May

                                       /s/ Catherine May
                                      -----------------------------------
                                      Catherine May

                                       ASSIGNEE

                                       SUMMIT CARE CORPORATION


                                       By /s/ Derwin L. Williams
                                         ----------------------------------
                                         DERWIN L. WILLIAMS
                                         ----------------------------------
                                         Its VICE PRESIDENT - FINANCE
                                            -------------------------------

                                ACKNOWLEDGMENT


THE STATE OF TEXAS  *
                    *
COUNTY OF NUECES    *


                 This instrument was acknowledged before me on September 30th, 1994, by Leonard May, President of Leonard May Enterprises, Inc., a Texas corporation, on behalf of said corporation.


                                             /s/ Odette Garza
[NOTARY SEAL APPEARS HERE]                  ---------------------------------
                                            Notary Public, State of Texas



THE STATE OF TEXAS  *
                    *
COUNTY OF NUECES    *


                 This instrument was acknowledged before me on September 30th, 1994, by Leonard May.



                                             /s/ Odette Garza
[NOTARY SEAL APPEARS HERE]                  ---------------------------------
                                            Notary Public, State of Texas

                                ASSIGNMENT AND
                                --------------
                              ASSUMPTION OF LEASE
                              -------------------

          This Assignment and Assumption of Lease Agreement ("Assignment") dated as of the 1st day of September, 1997, is entered into by and between Summit Care Corporation, a California corporation ("Assignor") and Summit Care Texas, L.P., a Texas limited partnership ("Assignee").

                                    RECITALS
                                    --------

          WHEREAS, on September 1, 1997, Assignor conveyed all of its assets to Assignee, in accordance with the terms and conditions of that certain Conveyance, Contribution and Bill of Sale effective September 1, 1997;

          WHEREAS, Assignor is a party to that certain Lease Agreement dated July 19, 1991 by and between Lloyd Hobbs, as lessor, and Leonard May Enterprises, Inc., Leonard and Catherine May, as lessees, and that certain Option Agreement by and between Lloyd Hobbs and Leonard and Catherine May, as assigned by that certain Assignment of Lease with Option to Purchase dated September 30, 1994 by and between Leonard May Enterprises, Inc., Leonard and Catherine May, collectively as assignor, and Summit Care Corporation, as assignee, as consented to by Lloyd Hobbs, as lessor, and evidenced by that certain Consent to Assignment of Leasehold Estate of Live Oak Nursing Center, George West Texas dated August 15, 1994 by and among Summit Care Corporation, Leonard May Enterprises, Inc., Leonard May, Catherine May and Lloyd Hobbs, as further assigned by Lloyd Hobbs to Hobbs & Curry Family Limited Partnership (the "Lease" and the "Option Agreement" respectively);

          WHEREAS, the parties desire to enter into this Assignment to further evidence the transfer by Assignor to Assignee and Assignee's assumption of all rights and obligations of Assignor arising under the Lease and the Option Agreement; and

          WHEREAS, pursuant to and in accordance with Section 12 of the Lease, Hobbs & Curry Family Limited Partnership, as lessor, has consented to the assignment by Assignor of the Lease to Assignee as set forth in that certain Letter Agreement dated January 3, 1997 from Summit Care Corporation and signed by Hobbs & Curry Family Limited Partnership on January 15, 1997.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                   AGREEMENTS
                                   ----------

          1. The recitals set forth above are incorporated herein for all purposes.

          2. Assignor does hereby irrevocably transfer and assign to Assignee all of its rights, interest, liabilities, obligations and duties arising under the Lease and the Option Agreement and Assignee hereby assumes and agrees to pay, perform and discharge when due all of the liabilities, obligations, and duties of Assignor arising under the Lease and the Option Agreement.

          3. The parties hereby agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further agreements and assurances as either of the parties hereto may reasonably require to consummate the transaction contemplated hereunder.

          4. All notices to Lessee under the Lease and the Option Agreement shall be addressed to Assignee at the following address:

                                    2600 W. Magnolia Boulevard,
                                    P.O. Box 1486
                                    Burbank, California 91505-3130

          IN WITNESS WHEREOF, each party has caused this Assignment to be duly executed and delivered in its name and on its behalf, as of the date first above written.

                                    SUMMIT CARE CORPORATION,
                                    a California corporation

                                    By: /s/ John Farber
                                       -----------------------------------
                                    Name: JOHN FARBER
                                         ---------------------------------
                                    Title: SECRETARY
                                          --------------------------------

                                    SUMMIT CARE TEXAS, L.P.,
                                    a Texas limited partnership

                                    By: Summit Care Texas Management, Inc.,
                                        its general partner

                                        By: /s/ John Farber
                                           -------------------------------
                                        Name: JOHN FARBER
                                             -----------------------------
                                        Title: SECRETARY
                                              ----------------------------

          Hobbs & Curry Family Limited Partnership executes this Assignment to evidence its consent to and approval of this Assignment including the assignment of the Option Agreement by Assignor to Assignee.


CONSENTED TO, APPROVED AND ACCEPTED:

HOBBS & CURRY FAMILY LIMITED PARTNERSHIP

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------